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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 25, 2014 (February 24, 2014)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ	07940
(Address of Principal Executive Offices)	(Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.	Results of Operations and Financial Condition.
On February 25, 2014, the Registrants announced their financial results for the full year 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 24, 2014, the Board of Directors (the “Board”) of Realogy Holdings Corp. (the "Company") approved the Second Amended and Restated Bylaws for the Company (the “Bylaws”) effective immediately. The Board amended Section 2.9 of the Bylaws to change the standard for the election of directors in uncontested elections from a plurality voting standard to a majority voting standard. A plurality voting standard will continue to apply in the event of a contested director election. In connection with the amendment to the Bylaws, the Board also adopted a Director Resignation Policy, which provides that an incumbent director who does not receive the requisite majority of the votes cast for his or her election in an uncontested election shall tender his or her resignation to the Board. Pursuant to the Director Resignation Policy, the Nominating and Corporate Governance Committee will then recommend to the Board, and the Board will decide, the action to be taken with respect to the tendered resignation. In making its decision, the Board may consider any information, factors and alternatives it considers relevant. The Board will act on the recommendation of the Nominating and Corporate Governance Committee within 90 days following the date of the stockholders’ meeting at which the election of the director occurred.
The foregoing description of the changes to the Company's Bylaws is qualified in its entirety by reference to the complete text of the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 8.01.	Other Events.
On February 24, 2014, the Board approved two proposed amendments (collectively, the "Charter Amendments") to its Amended and Restated Certificate of Incorporation (i) to eliminate the classification of the Board (the "Declassification Amendment") and (ii) to eliminate various provisions related to Apollo Management V, L.P., Apollo Management VI, L.P., Apollo Management VII, L.P. and their affiliates (the "Apollo Amendment"), respectively.  Each of the proposed Charter Amendments is subject to stockholder approval at the 2014 annual meeting of stockholders. If the Declassification Amendment is approved, commencing with the 2015 annual meeting of stockholders, the directors will be elected annually for terms expiring at the next succeeding annual meeting, and those directors elected prior to 2015 will serve out the remainder of their three-year term. Commencing with the 2017 annual meeting of stockholders, the classification of the Board shall terminate. If the Apollo Amendment is approved, certain provisions that refer to Apollo or its ownership of the Company's common stock will be eliminated.
On February 24, 2014, the Board also approved resolutions to amend the Bylaws to make corresponding changes to declassify the Board, contingent upon stockholder approval and implementation of the Charter Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Realogy Holdings Corp.
99.1	Press Release dated February 25, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Anthony E. Hull
Anthony E. Hull, Executive Vice President, Chief Financial Officer and Treasurer
Date: February 25, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Second Amended and Restated Bylaws of Realogy Holdings Corp.
99.1	Press Release dated February 25, 2014.